Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Webco Industries, Inc. (the “Company”) for the year ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael P. Howard, Chief Financial Officer (Principal Financial and Accounting Officer) of the Company, certify as of the date hereof, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This certification is deemed to accompany this Annual Report on Form 10-K, but is not deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise.

Dated: October 29, 2004

/s/ Michael P. Howard

Michael P. Howard
Chief Financial Officer
(Principal Financial and Accounting Officer)